UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FUNDVANTAGE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PEMBERWICK FUND

a series of

FUNDVANTAGE TRUST
301 Bellevue Parkway

Wilmington, DE 19809

SPECIAL MEETING OF SHAREHOLDERS OF

PEMBERWICK FUND
TO BE HELD ON NOVEMBER [21], 2016

Dear Shareholder:

A special meeting of shareholders of the Pemberwick Fund (the “Fund”), a series of FundVantage Trust, will be held on November [21], 2016, at 10:00 a.m. Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809.  The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders accompanying this letter.  Also included are a proxy statement and a proxy card.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting.  To vote, simply fill out the enclosed proxy card and be sure to sign, date and return it to us in the enclosed postage paid envelope. Your vote is very important to us, regardless of the number of shares you own. Please take the time to carefully read the enclosed materials and cast your vote.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

Joel L. Weiss
President, FundVantage Trust
November [1], 2016

PEMBERWICK FUND

a series of

FUNDVANTAGE TRUST
301 Bellevue Parkway

Wilmington, DE 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
PEMBERWICK FUND
TO BE HELD ON NOVEMBER [21], 2016

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on November [21], 2016.  The proxy statement and annual report to shareholders are available at www.[•].com or by calling the Fund at 1-800-333-3509.

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the Pemberwick Fund (the “Fund”), a series of FundVantage Trust (“FundVantage”), will be held on November [•], 2016 at 10:00 a.m. Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, to consider the following:

1.              A proposal to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund to the Pemberwick Fund (the “Acquiring Fund”), a newly formed series of Manager Directed Portfolios, in exchange for shares of the Acquiring Fund; (b) the distribution of the shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund; and (c) the dissolution and termination of the Fund as a series of FundVantage.

2.              Any other business that properly comes before the Meeting and any adjournment thereof.

Fund shareholders of record on September 30, 2016 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof.  In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

The proposals referred to above are discussed in detail in the Proxy Statement attached to this notice.  Each shareholder is invited to attend the Meeting in person.  If you cannot be present at the Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

Your vote is important to us.  Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of FundVantage Trust

Vincenzo A. Scarduzio, Secretary

November [1], 2016

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage.  Your prompt return of the enclosed proxy card may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so.

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•                  AUTHORIZE YOUR PROXY BY TELEPHONE.  You may authorize your proxy by telephone by calling the toll-free number located on your proxy card.  Please make sure to have your proxy card available at the time of the call.

•                  VOTE BY MAIL.  You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.

•                  VOTE IN PERSON AT THE MEETING.

Please note that not all voting options may be available to you.  Please see your proxy card for more details.

PEMBERWICK FUND

a series of

FUNDVANTAGE TRUST
301 Bellevue Parkway

Wilmington, DE 19809

PROXY STATEMENT
DATED NOVEMBER 1, 2016

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
PEMBERWICK FUND
TO BE HELD ON NOVEMBER [21], 2016

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “FundVantage Board”) of FundVantage Trust (“FundVantage”), on behalf of its series, the Pemberwick Fund (the “Fund”), for use at the special meeting of shareholders and at any adjournments thereof (the “Meeting”).  The Meeting will be held on November [21], 2016, beginning at 10:00 a.m. Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, Delaware 19809.  The Proxy Statement, the Notice of the Special Meeting of Shareholders, and proxy card are first being mailed to shareholders of the Fund on or about November 1, 2016.

As is more fully described in this Proxy Statement, shareholders of the Fund will be asked to vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

Proposals:

1.                                      A proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Plan”), which provides for: (a) the transfer of all the assets and liabilities of the Fund to the Pemberwick Fund (the “Acquiring Fund”), a newly formed series of Manager Directed Portfolios (“MDP”), in exchange for shares of the Acquiring Fund; (b) the distribution of the shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund (the “Reorganization”); and (c) the dissolution and termination of the Fund as a series of FundVantage.

2.                                      Any other business that properly comes before the Meeting or any adjournment thereof.

Please note that at a meeting of the FundVantage Board held on September 28, 2016, the FundVantage Board unanimously approved the Reorganization and the Reorganization Plan, subject to shareholder approval.

Shareholders of record of the Fund as of the close of business on September 30, 2016 (the “Record Date”) are entitled to attend and to vote at the Meeting.  As of the Record Date, [•] shares of the Fund were issued and outstanding.  Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights.

A copy of the most recent annual report for the Fund, which includes audited financial statements for fiscal year ended April 30, 2016, has been mailed to shareholders of the Fund and is available upon request, without charge, by writing to the Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling 1-800-333-3509.

2

PROPOSAL 1

APPROVAL OF THE REORGANIZATION OF THE FUND

Summary

You are being asked to approve a proposed reorganization of the Fund into the Acquiring Fund, subject to the terms and conditions of the Reorganization Plan.  A copy of the Reorganization Plan is attached hereto as Exhibit A and incorporated herein by reference.

At a meeting held on September 28, 2016, the FundVantage Board unanimously voted to approve the Reorganization and the Reorganization Plan, subject to approval by shareholders of the Fund.  Pemberwick Investment Advisors LLC (“Pemberwick” or the “Adviser”) recommended the Reorganization to the Board based on Pemberwick’s belief that the service options and fee arrangements offered through a reorganization into MDP would be in the best interest of the Fund and its shareholders given Pemberwick’s business model.

The Acquiring Fund would commence operations upon the completion of the Reorganization, and would be advised and sub-advised by Pemberwick and J.P. Morgan Investment Management Inc. (“J.P. Morgan” or the “Sub-Adviser”), respectively.  The structure of the Acquiring Fund is the same as the Fund.

The expected benefits of the proposed Reorganization are discussed elsewhere in this Proxy Statement and include the following:

•                 The continuity of the portfolio management team and investment strategy through the retention of Pemberwick and J.P. Morgan as investment adviser and sub-adviser, respectively, to the Acquiring Fund;

•                  The different expense structure of the Acquiring Fund, results in a lower contractual advisory fee as compared to the Fund, even though actual expenses paid by the Acquiring Fund may not be less than those paid by the Fund so long as Pemberwick continues to voluntarily waive a portion of its investment advisory fee; and

•                  The expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

For a detailed discussion of the FundVantage Board’s considerations, see the section titled “FundVantage Board Consideration of the Reorganization.”

How Will The Reorganization Work?

Subject to the terms and conditions of the Reorganization Plan, the Reorganization will involve three steps:

•                  the transfer of all the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having equivalent value to the net assets transferred;

•                  the pro rata distribution of shares of the Acquiring Fund to the shareholders of record of the Fund as of the effective date of the Reorganization in full liquidation of all shares of the Fund; and

•                  the complete dissolution and termination of the Fund as a series of FundVantage.

3

As a result of the Reorganization, shareholders of the Fund will hold shares of the Acquiring Fund.  The total value of the shares of the Acquiring Fund that a shareholder will receive in the Reorganization will be the same as the total value of the shares of the Fund held by the shareholder immediately before the Reorganization.  If approved by shareholders, the Reorganization is expected to occur in December 2016.

What are the Reasons for the Reorganization?

Pemberwick has recommended the Reorganization because Pemberwick believes the Reorganization would be in the best interests of the Fund and its shareholders.  Pemberwick recommended the reorganization due to the service options and expense structure available to the Fund through MDP, a multiple series trust that uses U.S. Bancorp Fund Services, LLC as administrator.

Are There any Significant Differences in the Management Structure of the Fund and the Acquiring Fund?

No.  Pemberwick and J.P. Morgan will remain the adviser and sub-adviser, respectively, of the Acquiring Fund, and there will be no change in the portfolio management team responsible for the day-to-day management of the Fund.

Is Additional Information About the Fund and the Acquiring Fund Available?

Yes, the following additional information about the Fund has been filed with the SEC and is incorporated by reference into this Proxy Statement:

•                  Annual Report to Shareholders of the Fund for the fiscal year ended April 30, 2016, including audited financial statements, and Semi-Annual Report to Shareholders of the Fund for the period ended October 31, 2015; and

•                  Prospectus and Statement of Additional Information, or SAI, for the Fund, each dated September 1, 2016.

You may obtain a free copy of the Fund’s Annual and Semi-Annual Reports, Prospectus, and SAI, request other information or make general inquiries about the Fund by calling the Fund at 203-413-0365 (collect) or by writing to:

Pemberwick Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	(202) 551-8090

4

By Mail:	Public Reference Room
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20002

By Email:	publicinfo@sec.gov

A preliminary prospectus for the Acquiring Fund, whose shares you would own after the Reorganization, accompanies this Proxy Statement.  The information in this preliminary prospectus is not complete and may be changed.  The Acquiring Fund may not sell its securities until its registration statement filed with the SEC is effective.  The preliminary prospectus is not an offer to sell the Acquiring Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

What is the Effect of My Voting “FOR” The Proposal?

By voting “FOR” this proposal, you will be agreeing to become a shareholder of the Acquiring Fund, a mutual fund organized as a series of MDP, a Delaware statutory trust.  As a result, you are agreeing to all of the features of the Acquiring Fund.

In the event that shareholders of the Fund do not approve the Agreement and Plan of Reorganization, the FundVantage Board, in consultation with Pemberwick, will consider the options available to the Fund.

Shareholder Approval

Approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act.  Please see the section entitled “Voting Information” for more details.

Comparison of Current Fees and Expenses

The Table of Fees and Expenses and the Examples shown below are based on fees and expenses for the most recent fiscal year for the Fund and on estimates for the Acquiring Fund.  The Reorganization is expected to result in a decrease in shareholder fees and expenses due, in part, to lower expected expenses of the Acquiring Fund, as illustrated in the table below.  The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund as compared to the Fund.

5

	Current Fees (Existing Fund)	Pro Forma Fees (Acquiring Fund)
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees (1)(2)	0.50%	0.25%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses (3)	0.24%	0.20%
Total Annual Fund Operating Expenses(1)(2)	0.74%	0.45%

(1)         Pemberwick voluntarily waives 35 basis points of the annual investment advisory fee Pemberwick is entitled to receive from the Fund pursuant to the advisory agreement between Pemberwick and the Fund.  Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation.  This waiver is not reflected in the table above and may be discontinued at any time at the discretion of Pemberwick.

(2)         Pemberwick intends to voluntarily waive 10 basis points of the annual investment advisory fee Pemberwick is entitled to receive from the Acquiring Fund pursuant to the advisory agreement between Pemberwick and the Acquiring Fund.  Such waiver will continue until Pemberwick notifies the Acquiring Fund of a change in its voluntary waiver or its discontinuation.  This waiver is not reflected in the table above and may be discontinued at any time at the discretion of Pemberwick.

(3)         “Other Expenses” are based on estimated amounts for the Acquiring Fund’s current fiscal year.

You would pay the following expenses on a $10,000 investment assuming the Fund or Acquiring Fund, as applicable, has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period.  Your actual costs may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Fund	$76	$237	$411	$918
Acquiring Fund	$46	$144	$252	$567

Comparison of Investment Objectives, Principal Investment Strategies and Policies

The investment objective, principal investment strategies, investment restrictions and day-to-day portfolio management of the Acquiring Fund will be the same as the Fund.  For more information regarding the investment restrictions of the Fund and the Acquiring Fund, please see the section titled “Comparison of Investment Restrictions.”

Summary of Investment Objectives and Principal Investment Strategies

The investment objective of both the Fund and the Acquiring Fund is to seek maximum current income that is consistent with liquidity and stability of principal.

The following describes the principal investment strategies of the Acquiring Fund.  These investment strategies are the same as those of the Fund.

6

The Acquiring Fund pursues its investment objective by primarily investing its assets in the following securities or instruments (“Principal Investments”): U.S. Government securities; municipal securities; commercial paper; time deposits and certificates of deposit; corporate debt obligations; and open-end investment companies.

In selecting portfolio securities for the Acquiring Fund, Pemberwick selects investment grade investments so that the issuer of approximately 95% of the Acquiring Fund’s assets will be rated “A-” or better by a nationally recognized statistical rating organization (“NRSRO”) (or if commercial paper, rated in the highest category) or, if a rating is not available, deemed to be of comparable quality by the Adviser.  Pemberwick also invests in securities issued by banking institutions operating in the United States having assets in excess of $200 billion.  The Acquiring Fund will concentrate its investments in the banking industry.  Therefore, under normal conditions, the Acquiring Fund will invest at least 25% of its assets in securities issued by companies in the banking industry.

The Adviser selects portfolio securities of varying maturities based upon anticipated cash flow needs of the Acquiring Fund, expectations about the direction of interest rates, and other economic factors.  The Acquiring Fund may invest in cash and cash equivalents.  The Acquiring Fund expects to maintain an average duration of 0 to 90 days for a portion of the portfolio in order to meet anticipated liquidity needs, and the Acquiring Fund expects to maintain an overall average effective duration for non-floating rate assets of approximately 24 months, depending on market conditions.  Average effective duration is a measure of the Acquiring Fund’s interest rate sensitivity.  The longer the Acquiring Fund’s effective duration, the more sensitive the Acquiring Fund is to shifts in interest rates.  The Acquiring Fund’s average effective duration also gives an indication of how the Acquiring Fund’s net asset value (“NAV”) will change as interest rates change.  For instance, a fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by one percentage point, or gain 5% if interest rates fell by one percentage point.  In determining the duration of a fixed to float security, the Adviser may assign a duration to such security based upon the first call date (usually the float commencement date) if the floating spread of such security is significantly higher than similar or comparable fixed or floating rate securities, taking into account the duration of those similar securities.

The Adviser has engaged J.P. Morgan to manage a portion of the Acquiring Fund’s assets in a percentage determined from time to time by the Adviser.  At the Adviser’s discretion, the Adviser may allocate 100% of the Acquiring Fund’s assets to the Sub-Adviser.  The Sub-Adviser implements a short duration strategy that invests in Principal Investments with effective average durations generally targeted at between one to three years.  In selecting securities for the Acquiring Fund, the Sub-Adviser generally focuses on U.S. Government securities, although it may invest in other permitted investments as directed by Pemberwick from time to time.

Principal Risk Considerations

The following discussion describes the principal risks that may affect the Acquiring Fund.  These principal risks are equally applicable to the Fund.

In addition to possibly not achieving your investment goals, you could lose money by investing in the Acquiring Fund.  The principal risks of investing in the Acquiring Fund are:

•                  Credit Risk:  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

7

•                  Concentration Risk:  By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors.

•                  Deflation Risk:  Deflation to the U.S. economy may cause principal to decline and inflation-linked securities could underperform securities whose interest payments are not adjusted for inflation or linked to a measure of inflation.

•                  Fixed Income Market Risks:  Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

•                  Interest Rate Risk:  Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.  Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

•                  Management Risk:  The Adviser’s or Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Adviser and the Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•                  Market Risk:  Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.  The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•                  Municipal Securities Risk:  The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.  Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities.  In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

•                  Non-Diversification Risk:  Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer.  As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

8

•                  Prepayment Risk:  In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield.

•                  U.S. Government Agencies and Instrumentalities Securities Risk:  Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support.   Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality.   No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law.   Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Adviser’s success and other market conditions.

Comparison of Investment Restrictions

The investment restrictions of the Fund and the Acquiring Fund will be exactly the same.  The following restrictions are non-fundamental and may be changed by the Board of Trustees without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.

The Fund will not:

1.                                      Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions;

2.                                      Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund;

3.                                      Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

4.                                      Except with respect to the banking industry, invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies.  For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry.  The Fund will invest at least 25% of its assets in securities issued by companies in the banking industry;

5.                                      Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

6.                                      Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments;

9

7.                                      Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

8.                                      Engage in short sales of securities or maintain a short position, except that the Fund may sell short “against the box”;

9.                                      Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or

10.                               Purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

Comparison of Shareholder Services and Procedures

The shareholder services and procedures of the Acquiring Fund are substantially similar to those of the Fund.

Purchase and Redemption Procedures

The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Fund, including telephone purchases and redemptions.   Shares of the Fund or Acquired Fund, as applicable, may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in good order.   For purchases made through the transfer agent, “good order” means that the purchase request is complete and includes all accurate required information.  Purchase requests not in good order may be rejected.   For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

For both the Fund and the Acquiring Fund, payment of redemption proceeds generally will be sent by mail or wire on the next business day after processing by the Fund’s transfer agent after receipt of a redemption request in proper form, but never later than seven days following such receipt.

Minimum Initial and Subsequent Investment Amounts

There are no minimum investment requirements in either the Fund or the Acquiring Fund.

Redemptions

You may redeem any or all of your shares in the Fund or Acquiring Fund by writing or telephoning the Fund or Acquiring Fund, as applicable.

Dividends and Distributions

The Acquiring Fund will have substantially the same distribution policy as the Fund.  Shareholders who have elected to have distributions reinvested in the Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund following the Reorganization.

Fiscal Year

The Fund currently operates on a fiscal year ending April 30th.  Following the Reorganization, the Acquiring Fund will assume the financial history of the Fund and operate on a fiscal year ending March 31st of each year.

10

The Fund’s Prospectus and SAI and the Acquiring Fund’s preliminary prospectus and SAI contain more detailed discussions of shareholder services and procedures.

Comparison of Investment Adviser and Sub-Adviser and Advisory Fees

Pemberwick and J.P. Morgan will continue to serve as adviser and sub-adviser, respectively, to the Acquiring Fund.  Similarly, the portfolio managers responsible for the day-to-day management operations of the Fund will not change as a result of the Reorganization.  Pursuant to an Advisory Agreement between Pemberwick and MDP, on behalf of the Acquiring Fund, the contractual advisory fee that Pemberwick is entitled to receive will be reduced from 0.50% to 0.25%.  Pemberwick currently voluntarily waives 35 basis points of its annual advisory fee due from the Fund and intends to voluntarily waive 10 basis points of its annual fee due from the Acquiring Fund so that the actual advisory fees paid by the Acquiring Fund will be the at the same level as those paid by the Fund. This waiver by Pemberwick is voluntary and may be discontinued at any time at the discretion of Pemberwick.  Pemberwick will continue to be responsible for the oversight of J.P. Morgan as sub-adviser to the Acquiring Fund.

Pursuant to a Sub-Advisory Agreement between Pemberwick and J.P. Morgan, the sub-advisory fee payable to J.P. Morgan related to the portion of the Acquiring Fund’s assets designated by Pemberwick to be managed by J.P. Morgan (the “Assets”) will remain exactly the same, as follows:

0.20% on the first $50 million of average daily value of the Assets;
0.15% on the next $50 million of average daily value of the Assets;
0.125% on the next $100 million of average daily value of the Assets;
0.10% on the next $100 million of average daily value of the Assets;
0.08% on the next $200 million of average daily value of the Assets;
0.06% on the next $500 million of average daily value of the Assets;
0.04% on the average daily value of the Assets over $1 billion.

Pemberwick will continue to pay the sub-advisory fee from its own assets.

Comparison of Principal Service Providers

The following is a list of principal service providers for the Fund and the Acquiring Fund:

Service Providers for the Fund	Service Providers for the Acquiring Fund

Adviser

Pemberwick Investment Advisors LLC 340 Pemberwick Road Greenwich, Connecticut 06831	Pemberwick Investment Advisors LLC 340 Pemberwick Road Greenwich, Connecticut 06831

Sub-Adviser

J.P. Morgan Investment Management Inc. 270 Park Avenue New York, New York 10017	J.P. Morgan Investment Management Inc. 270 Park Avenue New York, New York 10017

Administrator, Fund Accountant, and Transfer Agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, Massachusetts 01581	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

11

Custodian

The Bank of New York Mellon 225 Liberty Street New York, New York 10286	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Distributor

Foreside Funds Distributors LLC 899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, Pennsylvania 19312	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Comparison of Business Structures

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and each fund’s governing documents create additional operating rules and restrictions that funds must follow.  MDP and FundVantage are both organized as Delaware statutory trusts and each is governed by an Agreement and Declaration of Trust and By-Laws, as well as applicable Delaware and federal law.

The operations of MDP and FundVantage are overseen by their respective Boards of Trustees and conducted by officers appointed by the respective Boards.  The composition of the Board of Trustees for MDP and FundVantage differ.  For more information about the current Trustees and Officers of the Fund and the Acquiring Fund, you should consult the Fund’s SAI and the Acquiring Fund’s preliminary SAI.

Terms of the Reorganization

Pursuant to the terms and conditions of the Reorganization Plan, the Acquiring Fund will acquire all of the assets and liabilities of the Fund.  MDP, on behalf of the Acquiring Fund, will deliver to FundVantage on behalf of the Fund, full and fractional Acquiring Fund shares equal to the number of full and fractional Fund shares owned by Fund shareholders.  To determine the valuation of the assets transferred by the Fund and the number of shares of the Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Fund in determining daily net asset values, provided, however, that such computation is consistent with the valuation procedures of the Fund.  The valuation will be calculated immediately prior to the closing of the Reorganization, which, if approved by shareholders, is expected to occur in December 2016, and will be calculated at the time of day the Fund and Acquiring Fund ordinarily calculate their net asset values.

The Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders.  Shareholders of record of the Fund will be credited with shares of the Acquiring Fund having an aggregate value equal to the Fund shares that the shareholders hold of record at the time of the Reorganization.  At that time, the Fund will redeem and cancel its outstanding shares.  The Reorganization Plan may be terminated by: (i) mutual consent of FundVantage and MDP; (ii) resolution of MDP’s Board of Trustees on behalf of the Acquiring Fund or FundVantage’s Board of Trustees on behalf of the Fund; and (iii) in certain other circumstances. The completion of the Reorganization is subject to various conditions set forth in the Reorganization Plan.  An important condition to closing is that the Fund receives a tax opinion from counsel to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes and that, as such, the Reorganization will not be taxable for such purposes to the Fund, the Acquiring Fund or the Fund’s shareholders.

12

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Reorganization Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

FundVantage Board Consideration of the Reorganization

The FundVantage Board considered the proposed Reorganization and Reorganization Plan at a meeting held on September 28, 2016, at which Pemberwick provided materials and made a presentation to the FundVantage Board on the proposed Reorganization.  The materials prepared by Pemberwick and provided to the FundVantage Board included a memorandum regarding the proposal, a comparison of fees and expenses of the Fund and the Acquired Fund, and background information regarding MDP and the Acquiring Fund’s officers, trustees, and service providers.  At the meeting, the FundVantage Board considered the proposed Reorganization of the Fund into the Acquiring Fund and unanimously approved the Reorganization Plan, determining that it would be in the best interests of the Fund and its shareholders and that such shareholders’ interests would not be diluted as a result of the Reorganization. The Board also acknowledged that the Fund is closely held by affiliates of the Adviser and controlled by a control person of the Adviser.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization Plan to shareholders of the Fund, the FundVantage Board (including the Independent Trustees) made inquiries into a number of matters and considered the following factors, among others:

Investment Objectives, Principal Investment Strategies and Principal Risks. The investment objective of the Fund is identical to that of the Acquiring Fund. Additionally, the principal investment strategies of the Fund are the same as those of the Acquiring Fund. The principal risks of the Fund are also substantially similar to those of the Acquiring Fund. These similarities should allow for continuity of shareholder investment expectations.

Portfolio Management. The portfolio managers for the Fund will continue to be responsible for the day-to-day portfolio management activities of the Acquiring Fund after the completion of the Reorganization, promoting continuity of asset management and investment expectations for the Fund’s shareholders.

Operating Expenses of the Fund. The Reorganization is not expected to result in an increase in shareholder fees or annual fund operating expenses for the Acquiring Fund. Pemberwick currently voluntarily waives a portion of its investment advisory fee due from the Fund and intends continue to voluntarily waive a portion of its fee due from the Acquiring Fund so that the actual investment advisory fees paid by the Acquiring Fund will be at the same level as those paid by the Fund. Because this waiver by Pemberwick is voluntary and may be discontinued at any time at the discretion of Pemberwick, the Board considered that the contractual investment advisory fee rate due to Pemberwick pursuant to its investment advisory agreement with the Acquiring Fund is lower than the contractual investment advisory fee rate pursuant to its investment advisory agreement with the Fund. The fee rates to be charged by other various service providers to the Acquiring Fund are commensurate with, or expected to be lower than, the fee rates currently charged to the Fund. Based on information provided by Pemberwick, the Board determined that the Reorganization presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs over time.

Expected Tax-Free Conversion of the Fund’s Shares. The Board also considered the expected tax-free nature of the Reorganization. If you were to redeem your shares in the Fund and invest the proceeds in another mutual fund or other investment product, you generally would recognize a gain or loss for U.S.

13

federal income tax purposes upon your redemption of such shares. By contrast, upon completion of the Reorganization, it is expected that for U.S. federal income tax purposes: (1) you will not recognize a taxable gain or loss on the transfer of your investment to the Acquiring Fund; (2) you will have the same tax basis in your Acquiring Fund shares as you had in your Fund shares; and (3) assuming that you hold your Fund shares as a capital asset, you will have the same holding period for your Acquiring Fund shares as you had for your Fund shares. As a shareholder of a mutual fund, you will continue to have the right to redeem any or all of your Acquiring Fund shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganization. Pemberwick has agreed to bear all of the Fund’s Reorganization expenses and, subject to certain exceptions, will also bear all expenses of the Fund and the Acquiring Fund that are directly related to the Reorganization. Pemberwick has also represented to the Board that neither it nor any other third party will receive any indirect compensation, such as any broker’s or finder’s or similar fees or other commissions as a result of the consummation of the Reorganization.

The Board also concluded that the economic interests of the Funds’ shareholders would not be diluted as a result of the proposed Reorganization because, among other things, the number of shares of the Acquiring Fund to be issued to shareholders of the Fund will be calculated based on the net asset value of the Fund.

Performance

As part of the Reorganization, the Fund will be reorganized into the Acquiring Fund, which was created specifically to receive the assets and assume the liabilities of the Fund.  The Fund will be the accounting survivor of the Reorganization, and the Acquiring Fund is expected to assume the performance history of the Fund at the closing of the Reorganization.  The average annual total returns of the Fund are presented in the Fund’s Prospectus.  Please remember that past performance is no guarantee of future results.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Fund shareholder.  It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain type of Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset at the time of the Reorganization; a holder of Fund shares through a tax-deferred account; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Fund nor the Acquiring Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and

14

financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Fund and the Acquiring Fund to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Acquiring Fund generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code, with respect to the Acquiring Fund and the Fund, and the Acquiring Fund and the Fund will each be a “party to a reorganization” under Section 368(b) of the Code.  Provided that the Reorganization so qualifies and the Acquiring Fund and the Fund are so treated, for U.S. federal income tax purposes, generally:

•                  Neither the Acquiring Fund nor the Fund will recognize any gain or loss as a result of the Reorganization.

•                  A Fund shareholder will not recognize any gain or loss as a result of the receipt of the Acquiring Fund shares in exchange for such shareholder’s Fund shares pursuant to the Reorganization.

•                  A Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Fund shares held immediately before the Reorganization.

•                  A Fund shareholder’s holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Fund shares, provided that the Fund shareholders held their Fund shares as capital assets.

•                  The basis of the Acquiring Fund in the assets of the Fund acquired will be the same as the basis of such assets in the hands of the Fund immediately prior to the transaction.

•                  The holding period of the Acquiring Fund with respect to the Fund’s assets acquired, will include the holding period for which the assets were held by the Fund.

•                  The Acquiring Fund will succeed to the tax attributes of the Fund subject to the limitations of the Code.

The tax opinion described above will be based upon then-existing laws, facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Fund and Acquiring Fund, including representations in certificates to be delivered by the respective management of each of the Fund and Acquiring Fund.  Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Since its formation, the Fund has elected and believes it has qualified to be treated as a “regulated investment company,” or “RIC” under Subchapter M of the Code.  Accordingly, the Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability provided it has made and continues to make sufficient distributions of its income and gains to its shareholders.  Prior to the Reorganization, the Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization.  A shareholder must take into account any such distributions in calculating such shareholder’s taxable income.  It is intended that the Acquiring Fund will qualify for treatment as a RIC under Subchapter M of the Code, and, thus, taxed in the same manner as the Fund.  If, contrary to expectations, the Acquiring Fund does not qualify as a RIC, it will be subject to tax as a corporation under Subchapter C of the Code, without any deduction for its distributions to shareholders.

15

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Pemberwick.

Capitalization

The following table sets forth the capitalization of the Fund as of the Record Date.  Pro forma capitalization information is not included for the Reorganization because the shares of the Fund are being reorganized into the shares of the Acquiring Fund, which currently has no assets.  All outstanding shares listed below are entitled to vote at the meeting.

Total Net Assets		Shares Outstanding	Net Asset Value per Share
$	[•]	[•]	$	[•]

VOTING INFORMATION

Voting and Solicitation Information

This Proxy Statement is being provided in connection with the solicitation of proxies by the FundVantage Board to solicit your vote for one proposal at a special meeting of shareholders of the Fund (the “Meeting”).  The Meeting will be held at 10:00 a.m. Eastern Time, at the offices of BNY Mellon Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809.

You may vote in one of three ways:

•                  complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•                  call the toll-free number printed on your proxy ballot; or

•                  vote in-person at the Meeting.

Please note, to vote via telephone, you will need the “control number” that appears on your proxy ballot.  Not all voting options may be available to you.  Please see your proxy card for more details.

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held.  The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Pemberwick.  In addition to solicitation by mail, supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by certain officers and representatives of the Trust or the Adviser, directors, officers and employees of BNY Mellon Investment Servicing, or certain financial services firms and their representatives, who will receive no extra compensation for their services.  FundVantage also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone or personally.  The Fund has retained AST Fund Solutions, LLC as proxy tabulator.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person.  Photographic identification will be

16

required for admission to the Meeting.  Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the Fund at 1-800-333-3509 or visit www.[•].com

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting.  Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to FundVantage.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business.  In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, without notice other than announcement at the Meeting, in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting.  The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

Beneficial Ownership of Shares

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.  As of the Record Date, there were [•] outstanding shares of the Fund.  As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address of Owner	Number of Shares of Held of Record or Beneficially	Percentage of Fund

[•]	[•]	[•]	%

As of the Record Date, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

17

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders’ meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406, within a reasonable time before the solicitation of proxies for such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Householding

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record.  If you need additional copies of this Proxy Statement, please contact the Fund at 1-800-333-3509.  If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Pemberwick Fund, FundVantage Trust, BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or call 1-800-333-3509.

Shareholder Reports

The Fund will furnish without charge, upon request, a printed version of the most recent Annual/Semi-Annual Reports to shareholders.  To obtain information, or for shareholder inquiries, call 203-413-0365 (collect), or write to:

Pemberwick Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Other Matters to Come Before the Meeting

FundVantage is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund and its shareholders.

By Order of the Board of Trustees,

Vincenzo A. Scarduzio
Secretary, FundVantage Trust
Dated: November 1, 2016

If you cannot attend the special meeting, it is requested that you vote your shares by calling [•] or by completing and signing the enclosed proxy card and returning it in the envelope provided so that the meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

18

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

19

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of         , 2016, by and between Manager Directed Portfolios, a Delaware statutory trust (“MDP”), on behalf of its series, the Pemberwick Fund (the “Acquiring Fund”), and FundVantage Trust, a Delaware statutory trust (“FundVantage”), on behalf of its series, the Pemberwick Fund (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).  Pemberwick Investment Advisors LLC (“Pemberwick”), a limited liability company organized under the laws of the State of Delaware, joins this Agreement solely for purposes of paragraphs 4.3, 5.1 and 8.2.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund specified in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

The Board of Trustees of FundVantage has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.  The Board of Trustees of MDP has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund, and (2) the interests of the shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
THE REORGANIZATION AND FUND TRANSACTIONS

1.1                               The Reorganization.  Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), FundVantage shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to MDP on behalf of the Acquiring Fund, and MDP shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund.  In consideration of the foregoing, at the Effective Time, MDP shall, on behalf of the Acquiring Fund, deliver to FundVantage on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares (to the third decimal place).  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.  At and after the Closing Date, all of the Assets of the Acquired Fund shall become and be the Assets of the Acquiring Fund and all of the Liabilities of the Acquired Fund shall become and be the Liabilities of the Acquiring Fund.  The Liabilities of the Acquired Fund may henceforth be enforced only against the Acquiring Fund to the same extent as if such Liabilities had been incurred by the Acquiring Fund, subject to any defense and/or set off that the Acquired Fund was entitled to assert immediately prior to the Closing Date and, to the extent that such Liabilities relate to actions (or the failure to act) prior to the Closing Date, any coverage available under the Acquired Fund’s Directors’ and Officers’ insurance policy and further subject to any defense and/or set off that MDP or the Acquiring Fund may from time to time be entitled to assert or coverage available under the Acquiring Fund’s Directors’ and Officers’ insurance policy.

1.2                               Assets of the Acquired Fund.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Acquired Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3                               Liabilities of the Acquired Fund.  The liabilities of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all liabilities and obligations of any nature, whether accrued, absolute, contingent, unknown or otherwise of the Acquired Fund including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by FundVantage’s accounting and administration services agent as of the Effective Time in accordance with generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the Treasurer of FundVantage and MDP at the Effective Time (collectively, the “Liabilities”).

1.4                               Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), FundVantage, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from MDP pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.5                               Shareholder Approval of Advisory and Subadvisory Agreements.  Subject to the approval of the Reorganization by the Acquired Fund Shareholders, MDP shall issue one share of the Acquiring Fund to the Acquired Fund in consideration of the payment of $10.00 and the Acquired Fund is authorized, as the then initial shareholder of the Acquiring Fund, to (a) approve the investment advisory agreement between MDP, on behalf of the Acquiring Fund, and

Pemberwick and (b) the subadvisory agreement between Pemberwick and J.P. Morgan Investment Management Inc. with respect to the Acquiring Fund.  Upon approval of the matters described in the preceding sentence, and immediately prior to or contemporaneously with the consummation of the transactions described in paragraph 1.1, the share of the Acquiring Fund acquired by the Acquired Fund shall be redeemed by the Acquiring Fund for $10.00.

1.6                               Filing Responsibilities of the Funds.  As soon as conveniently practicable after the distribution of Acquiring Fund shares by the Acquired Fund pursuant to this Agreement has been made, the Acquired Fund shall take, in accordance with Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”), all such steps as may be necessary or appropriate to effect a complete liquidation and termination of the Acquired Fund, dissolution of Acquired Fund and deregistration of the Acquired Fund under the 1940 Act.  Any reporting obligation of the Acquired Fund, including, but not limited to, the obligation to file regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund until the Acquired Fund is dissolved and deregistered under the 1940 Act; provided, however, any tax returns of the Acquired Fund for the taxable year ending April 30, 2017 shall be the responsibility of the Acquiring Fund if the Closing Date (as defined in paragraph 3.1) is on or before April 30, 2017.

ARTICLE II
VALUATION

2.1                               Net Asset Value of the Acquired Fund.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2                               Net Asset Value of the Acquiring Fund.  The net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in paragraph 2.1.

2.3                               Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4                               Joint Direction of Calculation.  All computations of value shall be made by or under the direction of each Fund’s respective accounting agent in accordance with its regular practice and the requirements of the 1940 Act.  Such computations shall be evaluated by Pemberwick, in its capacity as investment adviser to the Funds.  Such computations shall be subject to review by the Acquired Fund’s and Acquiring Fund’s respective transfer agents and independent registered public accounting firms.

2.5                               Effective Time.  The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III
CLOSING

3.1                               Closing.  The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of MDP on or about December   , 2016,(1) or at such other place and/or on such other date as to which the parties may agree, provided that MDP, on behalf of the Acquiring Fund, may unilaterally delay the closing upon prior written notice to FundVantage, to allow enough time for the Acquiring Fund to file with the Commission a proxy statement/prospectus on Form N-14 in connection with the Closing, to achieve effectiveness of such Form N-14, and for sufficient votes of the Acquired Fund’s shareholders to be obtained, in the event that MDP is required to, or determines in its reasonable business judgment to, file such a Form N-14 (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2                               Transfer and Delivery of Assets.  FundVantage shall direct The Bank of New York Mellon (“BONY”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund were delivered in proper form to an account of the Acquiring Fund at U.S. Bank, N.A. (“U.S. Bank”), a custodian for the Acquiring Fund, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by BONY, as custodian for the Acquired Fund, to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  BONY shall deliver to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of BONY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3                               Share Records.  FundVantage shall direct BNY Mellon Investment Servicing, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of

(1)  Closing date to be discussed and mutually agreed.  TA closing may need to take place on a Friday.

outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  MDP shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund at the Effective Time and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of record holders of the Acquired Fund shares on the books of MDP.

3.4                               Books and Records.  All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date.  Each party will make available to the other parties for review any books and records which are reasonably requested by such other party in connection with the Reorganization.

3.5                               Postponement of Effective Time.  In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an appropriate officer of MDP or FundVantage, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed to in writing by an authorized officer of MDP and FundVantage.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1                               Representations and Warranties of FundVantage.  FundVantage, on behalf of the Acquired Fund, represents and warrants to MDP, on behalf of the Acquiring Fund, as follows:

(a)                                 The Acquired Fund is a duly established series of FundVantage, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)                                 FundVantage is duly registered with the Commission as an open-end management investment company under the 1940 Act and the Acquired Fund Shares are duly registered under the Securities Act of 1933, as amended (the “1933 Act”).

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by FundVantage on behalf of the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)                                 The current prospectus, statement of additional information and shareholder reports of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)                                  At the Effective Time, FundVantage, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MDP, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, other than restrictions as might arise under Section 4(2) or Rule 144A of the 1933 Act.

(f)                                   FundVantage, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which FundVantage, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which FundVantage, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)                                  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made.

(h)                                 No litigation or administrative proceeding or investigation of or before any court, regulatory authority or governmental body is presently pending or, to FundVantage’s knowledge, threatened against, relating to or affecting the Acquired Fund.  The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, regulatory authority or governmental body.

(i)                                     To the best of FundVantage’s knowledge, the Acquired Fund has complied in all material respects with the Acquired Fund’s investment objective, policies, guidelines and restrictions set forth in the Acquired Fund’s registration statement at the time of its use.  Except as otherwise disclosed in writing to MDP, there have been no material violations of the Acquired Fund’s compliance program adopted under Rule 38a-1 of the 1940 Act during the two-year period preceding the date of this Agreement.  Except as disclosed in writing to MDP or otherwise corrected as required by applicable law, there have been no material miscalculations of the net asset value of the Acquired Fund during the 12-month period preceding the date hereof and preceding the Closing Date and all such calculations have been made in accordance with the Acquired Fund’s registration statement and the applicable requirements of the 1940 Act.

(j)                                    The financial statements of the Acquired Fund at April 30, 2016 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and, unless otherwise stated therein, are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and, to the best of FundVantage’s knowledge, there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) as of such date in accordance with GAAP not disclosed therein.

(k)                                 Since April 30, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to MDP in writing.  For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(l)                                     At the Effective Time, all Federal and other tax returns, dividend reporting forms (including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations), and other tax-related reports of the Acquired Fund required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns, forms, and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return, form, or report is currently under audit and no assessment has been asserted with respect to such returns, forms, or reports.  The Acquired Fund has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all amounts required to have been withheld and paid to taxing authorities, and is not liable for any interest and penalties which could be imposed thereunder.

(m)                             For each taxable year of the Acquired Fund’s operation (in the case of the taxable year that includes the Effective Time, for that portion of such taxable year ending with the Effective Time), the Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, has been (or is expected to be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code.  For all tax periods ending on or before the Closing Date, the Acquired Fund has declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) the Acquired Fund’s net tax-exempt income, (ii) the Acquired Fund’s investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary, in each case as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Acquired Fund has no tax liability under Section 852 or Section 4982 of the Code for any tax period ending on or before the Closing Date.

(n)                                 All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by FundVantage and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(o)                                 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Trustees of FundVantage, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of FundVantage on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p)                                 The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(q)                                 The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, from the effective date of the Proxy Statement through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement made in conformity with information relating to MDP, the Acquiring Fund or Pemberwick.

(r)                                    For each year of its operation since inception and following an initial two-year term, the Acquired Fund’s investment advisory agreement with Pemberwick and subadvisory agreement with J.P. Morgan Investment Management Inc. have been properly approved by the Board of Trustees of FundVantage pursuant to Section 15(c) of the 1940 Act.

4.2                               Representations and Warranties of MDP.  MDP, on behalf of the Acquiring Fund, represents and warrants to FundVantage, on behalf of the Acquired Fund, as follows:

(a)                                 The Acquiring Fund is a duly established series of MDP, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)                                 MDP is duly registered with the Commission as an open-end management investment company under the 1940 Act and the Acquiring Fund Shares will be duly registered under the 1933 Act at the Effective Time.

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by MDP on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)                                 At the Effective Time, the prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the prospectus and statement of additional information made in conformity with information relating to FundVantage or the Acquired Fund.

(e)                                  At the Effective Time, MDP, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances.

(f)                                   MDP, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MDP, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MDP, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g)                                  No litigation or administrative proceeding or investigation of or before any court, regulatory authority or governmental body is presently pending or, to MDP’s knowledge, threatened against, relating or affecting the Acquiring Fund.  The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, regulatory authority or governmental body.

(h)                                 At the Effective Time, the Acquiring Fund will have no assets and no liabilities.  The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time.

(i)                                     The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code for its taxable year that includes the Effective Time, and intends to qualify for such treatment in such taxable year and in subsequent taxable years, (ii) will take all steps reasonably necessary to ensure that it qualifies to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Effective Time and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Effective Time.

(j)                                    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Trustees of MDP, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)                                 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by MDP, and will have been issued in every state and the District of Columbia in compliance with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(l)                                     The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(m)                             The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Proxy Statement through the date of the meeting of Acquired Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Proxy Statement made in conformity with information relating to FundVantage or the Acquired Fund.

(n)                                 The Acquiring Fund’s investment advisory and subadvisory agreements have been properly approved by the Board of Trustees of MDP pursuant to Section 15(c) of the 1940 Act.  As of the Effective Time, the distribution agreement between MDP and Quasar Distributors, LLC and the custody agreement between MDP and U.S. Bank will have been duly authorized, executed and delivered by MDP, will be valid and legally binding obligations of MDP and comply in all material respects with the applicable requirements of the 1940 Act.

4.3                               Representation and Warranty of Pemberwick.  Pemberwick represents and warrants to MDP, on behalf of the Acquiring Fund, and to FundVantage, on behalf of the Acquired Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Pemberwick, and this Agreement will constitute a valid and binding obligation of Pemberwick, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

ARTICLE V
COVENANTS AND AGREEMENTS

5.1                               Conduct of Business.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include (i) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) the continued good faith performance by Pemberwick and other Acquired Fund service providers of their respective responsibilities in accordance with their agreements with the Acquired Funds and applicable law.

5.2                               Meeting of Shareholders.  FundVantage will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3                               No Distribution of Acquiring Fund Shares.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4                               Information.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5                               Other Necessary Action.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, specifically, including the Acquired Fund making the dividend distributions contemplated by Section 4.1(l).

5.6                               Proxy Statement.  The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Proxy Statement to be included in a Schedule 14A Proxy Statement (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.  To the extent required by the Commission or otherwise determined to be appropriate in the reasonable business judgment of FundVantage, on behalf of the Acquired Fund, and MDP, on behalf of the Acquiring Fund, the term “Proxy Statement,” as used herein, shall include a proxy statement/prospectus filed on Form N-14 in lieu of a Schedule 14A Proxy Statement and in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7                               Liquidating Distribution.  As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8                               Best Efforts.  The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9                               Other Instruments.  MDP, on behalf of the Acquiring Fund, and FundVantage, on behalf of the Acquired Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) FundVantage’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) MDP’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10                        Required Approvals.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

ARTICLE VI
CONDITIONS PRECEDENT

6.1                               Conditions Precedent to Obligations of Acquired Fund.  The obligations of FundVantage, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at FundVantage’ election, to the following conditions:

(a)                                 All representations and warranties of MDP, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)                                 MDP, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to FundVantage, and dated as of the Effective Time, to the effect:  (1) that the representations and warranties of MDP, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, (2) that no stop order suspending the effectiveness of the Acquiring Fund’s registration statement filed with the Commission has been issued and no proceedings for that purpose have been instituted or, to MDP’s knowledge, threatened, and (3) of other matters as FundVantage shall reasonably require.

(c)                                  MDP, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MDP, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)                                 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)                                  FundVantage shall have completed to its satisfaction its due diligence reviews of MDP, the Acquiring Fund and its service providers.

6.2                               Conditions Precedent to Obligations of Acquiring Fund.  The obligations of MDP, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at MDP’s election, to the following conditions:

(a)                                 All representations and warranties of FundVantage, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)                                 FundVantage shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of FundVantage.

(c)                                  FundVantage, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MDP and dated as of the Effective Time, to the effect that the representations and warranties of FundVantage, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MDP shall reasonably require.

(d)                                 FundVantage, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by FundVantage, on behalf of the Acquired Fund, on or before the Effective Time.

(e)                                  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)                                   MDP shall have completed to its satisfaction its due diligence review of the Acquired Fund.

6.3                               Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, MDP, on behalf of the Acquiring Fund, or FundVantage, on behalf of the Acquired Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)                                 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of FundVantage’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, MDP and FundVantage, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)                                 At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of MDP or FundVantage, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)                                  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by MDP and FundVantage to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d)                                 If in the form of an N-14, the Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)                                  MDP and FundVantage shall have received an opinion of Godfrey & Kahn, S.C. as to federal income tax matters (the “Tax Opinion”) substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)                                 The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)                                 No gain or loss will be recognized by the Acquired Fund as a result of the transfer of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all Liabilities of the Acquired Fund, and the distribution of such shares to the Acquired Fund Shareholders, except that the Acquired Fund may be required to recognize (i) gain or loss with respect to contracts described in Section 1256(b) of the Code, (ii) gain that may be recognized on the transfer of stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(3)                                 No gain or loss will be recognized by the Acquiring Fund as a result of its receipt of Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of the Liabilities of the Acquired Fund.

(4)                                 No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5)                                 The aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will equal the aggregate tax basis of the shareholder’s Acquired Fund shares exchanged therefor.

(6)                                 The tax basis of the Acquired Fund’s Assets received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer.

(7)                                 Each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

(8)                                 The holding period of the Acquiring Fund with respect to the Acquired Fund’s Assets, other than assets with respect to which gain or loss is required to be recognized, will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

(9)                                 The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of representations it shall request of MDP and the FundVantage on behalf of the Acquiring Fund and the Acquired Fund, respectively.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(f)                                   BONY shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(g)                                  The Transfer Agent shall have delivered to MDP a certificate of its authorized officer as set forth in paragraph 3.3.

(h)                                 The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(i)                                     Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII
INDEMNIFICATION

7.1                               Indemnification by MDP.  MDP, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless FundVantage, the Acquired Fund, and their trustees, officers, employees and agents (the “FundVantage Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the FundVantage Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund, or its respective trustees, officers or agents.

7.2                               Indemnification by FundVantage.  FundVantage, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless MDP, the Acquiring Fund, and their trustees, officers, employees and agents (the “MDP Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the MDP Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund, or its respective trustees, officers or agents.

7.3                               Liability of FundVantage.  MDP understands and agrees that the obligations of FundVantage on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of FundVantage on behalf of FundVantage personally, but bind only FundVantage on behalf of the Acquired Fund and the Acquired Fund’s property.  Moreover, no series of FundVantage other than the Acquired Fund shall be responsible for the obligations of MDP hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder.

7.4                               Liability of MDP.  FundVantage understands and agrees that the obligations of MDP on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of MDP on behalf of MDP personally, but bind only MDP on behalf of the Acquiring Fund and the Acquiring Fund’s property.  Moreover, no series of MDP other than the Acquiring Fund shall be responsible for the obligations of MDP hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder.

ARTICLE VIII
BROKERAGE FEES AND EXPENSES

8.1                               No Broker or Finder Fees.  The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no agents, brokers, finders or investment or commercial bankers, or other persons or firms engaged by or acting on behalf of the Funds in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the Reorganization contemplated hereby, who are or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of the Reorganization.

8.2                               Expenses of Reorganization.  Pemberwick will bear all expenses solely and directly related to the Reorganization, including, but not limited to, all fees, expenses and costs of the Funds, their respective agents, representatives, outside counsel, accountants, and other service providers associated with:  (a) preparation of regulatory filings, tax opinions, and other related documents; (b) preparation, review, printing, filing and distribution of the Proxy Statement and related materials to shareholders of the Acquired Funds; (c) holding a shareholder meeting and any adjournments thereof; (d) payment of taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps; (e) the performance of due diligence by Pemberwick; and (f) any other fees, expenses or costs that are mutually agreed upon in writing between all parties to this Agreement.  Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) Pemberwick shall pay or assume only those expenses of the Acquired Fund that are solely and directly related to the Reorganization in accordance with guidelines established in Rev. Rul. 73-54, 1973-1 C.B.  187.

ARTICLE IX
AMENDMENTS AND TERMINATION

9.1                               Amendments.  This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MDP or FundVantage, on behalf of either the Acquiring Fund or the Acquired Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the

Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have a material adverse effect on the interests of such shareholders without their further approval.

9.2                               Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

(a)                                 by the mutual consent of the parties;

(b)                                 by FundVantage (i) upon any material breach by MDP or the Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that MDP or the Acquiring Fund shall have been given a period of ten (10) business days to cure such breach, (ii) if the conditions set forth in in the representations and warranties are not satisfied as specified, or (iii) by a resolution of FundVantage’s Board of Trustees at any time prior to the Effective Time if circumstances should arise that, in the sole discretion of the Board of Trustees, proceeding with the Reorganization is no longer in the best interests of the Acquired Fund or its shareholders; or

(c)                                  by MDP (i) upon any material breach by FundVantage or the Acquired Fund of any of its representations, warranties or covenants contained in this Agreement, provided that FundVantage or the Acquired Fund shall have been given a period of ten (10) business days to cure such breach, or (ii) if the conditions set forth in the representations are not satisfied as specified, or (iii) by a resolution of MDP’s Board of Trustees at any time prior to the Effective Time if circumstances should arise that, in the sole discretion of the Board of Trustees, proceeding with the Reorganization is no longer in the best interests of the Acquiring Fund.

ARTICLE X
NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to MDP:

Manager Directed Portfolios
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI  53202
Attention: Douglas J. Neilson
Telephone:  (414) 287-3101
Email:  doug.neilson@usbank.com

With copies (which shall not constitute notice) to:

Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202
Attention:  Ellen R. Drought
Telephone: (414) 287-9517
Email:  edrought@gklaw.com

If to FundVantage:

FundVantage Trust
301 Bellevue Parkway
Wilmington, DE  19809
Attention:  Joel L. Weiss
Telephone:  (856) 522-9862
Email:  jweiss@jwfundmgmt.com

With a copy (which shall not constitute notice) to:

Pepper Hamilton LLP
3000 Two Logan Square
Eighteenth & Arch Streets
Philadelphia, PA  19103
Attn:  John P. Falco
Telephone:  (215) 981-4559
Email:  falcoj@pepperlaw.com

ARTICLE XI
MISCELLANEOUS

11.1                        Entire Agreement.  FundVantage and MDP agree that they have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2                        Survival.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3                        Headings.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4                        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5                        Assignment.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6                        Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the     day of              , 2016.

FUNDVANTAGE TRUST		MANAGER DIRECTED PORFOLIOS
on behalf of its series, Pemberwick Fund		on behalf of its series, Pemberwick Fund

By:		By:
Name:	Joel L. Weiss	Name:	Douglas J. Neilson
Title:	President	Title:	President

PEMBERWICK ADVISORS, LLC

By:
Name:	James P. Hussey
Title:	President

Solely for purposes of paragraphs 4.3, 5.1 and 8.2

FORM OF PROXY

[PROXY TABULATOR Address]	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

[LOG-ON:	Vote on the internet at [ ] and follow the on-screen instructions.]
CALL:	To vote by phone, call toll-free [ ] and follow the recorded instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS

[November 21, 2016]

FUNDVANTAGE TRUST

Pemberwick Fund

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints [Vincenzo Scarduzio] and [Christine Mason], each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of the Pemberwick Fund, a series of FundVantage Trust, on [November 21, 2016] and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.  If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted.  The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSAL AND ANY SUBSEQUENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Dated

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Pemberwick Fund (the “Acquired Fund”), a series of FundVantage Trust (“FundVantage”), to the Pemberwick Fund (the “Acquiring Fund”), a newly formed series of Manager Directed Portfolios, in exchange for shares of the Acquiring Fund; (b) the distribution of the shares of the Acquiring Fund pro rata by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund; and (c) the dissolution and termination of the Acquired Fund as a series of FundVantage

		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business that may properly come before the Meeting, or any adjournments thereof	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN AND DATE ON REVERSE SIDE